Exhibit 10.1
Hartville Group, Inc.
2006 Stock Option Plan
(as adopted on February 10, 2006)
     1. PURPOSE AND DEFINITIONS. The purpose of this Plan is to provide incentives to attract retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company’s future performance through awards of Options. Capitalized terms not defined in the text are defined in Section 22 hereof.
     2. SHARES SUBJECT TO THE PLAN. Subject to Section 16 hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 2,500,000 Shares. All such shares are eligible to be issued as Options, as determined by the Committee or the Board. Subject to Section 16 hereof, Shares that are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option will be available for grant and issuance in connection with future Options under this Plan. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Options granted under this Plan. The Shares that may be issued under the Plan may be authorized but unissued Shares or issued Shares reacquired by the Company, including without limitation Shares purchased on the open market, and held as treasury shares.
     3. ELIGIBILITY. Options may be granted to employees, officers, directors or consultants (provided such consultants render bona fide services). A person may be granted more than one Option under this Plan.
     4. ADMINISTRATION.
          4.1 Committee Authority. This Plan will be administered by the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee has full power to implement and carry out this Plan. Without limitation, the Committee has the authority to:
          (a) construe and interpret this Plan, any Stock Option Agreement or Exercise Agreement (each as defined in Section 5 hereof) and any other agreement or document executed pursuant to this Plan;
          (b) prescribe, amend and rescind rules and regulations relating to this Plan;

          (c) select persons to receive Options;
          (d) determine the form and terms of Options;
          (e) determine the number of Shares or other consideration subject to Options;
          (f) determine whether Options will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, any Options granted under this Plan or any awards under any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;
          (g) grant waivers of Plan or Option conditions;
          (h) determine the vesting and exercisability of Options;
          (i) correct any defect, supply any omission, or reconcile any inconsistency in this Plan, any Option or any Stock Option Agreement or Exercise Agreement (each as defined in Section 5 hereof);
          (j) extend the period in which a Participant may exercise a vested Option following a Termination;
          (k) determine whether an Option has been earned; and
          (l) make all other determinations necessary or advisable for the administration of this Plan.
          Other provisions of the Plan notwithstanding, the Board shall perform the functions of the Committee for purposes of granting awards to directors who serve on the Committee, and the Board may perform any function of the Committee under the Plan for any other purpose, including without limitation for the purpose of ensuring that transactions under the Plan by Participants who are then subject to Section 16 of the Exchange Act, as amended, in respect of the Company are exempt under Rule 16b-3. In any case in which the Board is performing a function of the Committee under the Plan, each reference to the Committee herein shall be deemed to refer to the Board, except where the context otherwise requires.
          4.2 Committee Discretion. Any determination made by the Committee with respect to any Option will be made in its sole discretion at the time of grant of the Option or, unless in contravention of any express term of this Plan or Option, and subject to Section 5.8 hereof, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Option under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant Options under this Plan;

provided that such officer cannot grant options to himself or herself, can only grant options to subordinate employees and provided, further, that such delegation is limited to a specific number of shares to be granted at a specified option price and subject to a vesting schedule approved by the Committee.
     5. OPTIONS. The Committee may grant Options to eligible persons as set forth in Section 3 and will determine the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:
          5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Agreement (“STOCK OPTION AGREEMENT”) which will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.
          5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option (or the date that an officer with delegated authority makes the determination to grant such Option), unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.
          5.3 Exercise Period. Options may be exercisable on such vesting or other schedule within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted. The Committee may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares and based on such criteria as the Committee determines.
          5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may not be less than the Fair Market Value on the date of grant. Payment for the Shares purchased must be made in accordance with Section 6 hereof.
          5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “EXERCISE AGREEMENT”) in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price, and any applicable taxes, for the number of Shares being purchased.
          5.6 Termination. Subject to earlier termination pursuant to Section 16 hereof and subject to the terms set forth in any Stock Option Agreement approved by the Committee, exercise of an Option will always be subject to the following:
(a) If a Participant who is an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company is Terminated for any reason other than death, Disability or Cause, then the Participant may exercise such Participant’s Options, only to the extent that such Options are vested and exercisable on the Termination Date and such Options must be exercised by the Participant, if at all, within three (3) months after the Termination Date, but in any event, no later than the expiration date of the Options.
(b) If a Participant who is an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company is Terminated because of the Participant’s death or Disability (or the Participant dies within three (3) months after Participant’s Termination other than for Cause), then the Participant may exercise such Participant’s Options, only to the extent that such Options are vested and exercisable on the Termination Date and such Options must be exercised by Participant (or Participant’s legal representative or authorized assignee), if at all, within twelve (12) months after the Termination Date, but in any event no later than the expiration date of the Options.
(c) If a Participant who is an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company is Terminated for Cause, as determined by the Committee in its sole discretion, then the Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee.
          5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.
          5.8 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 hereof for Options granted on the date the action is taken to reduce the Exercise Price.
     6. PAYMENT FOR SHARE PURCHASES.
          6.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:
(a) by cancellation of indebtedness of the Company to the Participant;
(b) by surrender of unrestricted shares that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and are clear of all liens, claims, encumbrances or security interests;
(c) by waiver of compensation due or accrued to the Participant for services rendered;
(d) through a cashless exercise program implemented by the Company and approved by the Committee in connection with this Plan; or
(f) by any combination of the foregoing.
     7. WITHHOLDING TAXES.
          7.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Options granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Options are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.
          7.2 Stock Withholding. When, under applicable tax laws, the Participant incurs tax liability in connection with the exercise or vesting of any Option that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.
     8. PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares.
     9. TRANSFERABILITY. Options granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution. During the lifetime of the Participant an Option will be exercisable only by the Participant or Participant’s legal representative and any elections with respect to an Option may be made only by the Participant or Participant’s legal representative. Notwithstanding the foregoing to the contrary, the Committee may, in its sole discretion and in the manner established by the Committee, provide for the irrevocable transfer, without payment of consideration, of any Option by a Participant to such Participant’s spouse, children, grandchildren, nieces, or nephews, to the trustee of any trust for the principal benefit of one or more such persons, or to a partnership whose only partners are one or more such persons. In the case of such a permitted transfer, the Option shall be exercisable only by the transferee or such transferee’s legal representative.
     10.  DESIGNATION OF A BENEFICIARY. A Participant may file a written designation of a beneficiary who is to receive the Participant’s rights pursuant to a grant of Options upon the death of the Participant. The Participant may include his or her grant of Options in an omnibus beneficiary designation for all benefits under the Plan. To the extent that a Participant has completed a designation of beneficiary while employed with the Company, or serving on its Board or as a consultant, such beneficiary shall remain in effect, to the extent enforceable under applicable law, with respect to any grant of Options thereunder.
          Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such death, the Company shall allow the legal representative of the Participant’s estate to exercise the grant of Options.
     11. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.
     12. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.
     13. EXCHANGE AND BUYOUT OF OPTIONS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Options in exchange for the surrender and cancellation of any or all outstanding Options. The Committee may at any time buy from a Participant an Option previously granted with payment in cash, Common Stock of the Company (including restricted stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.
     14. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Option will not be effective unless such Option is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Option and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) compliance with any exemption, completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.
     15. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Option granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to

terminate Participant’s employment or other relationship at any time, with or without cause.
     16. CORPORATE TRANSACTIONS.
          16.1 Assumption or Replacement of Options by Successor or Acquiring Company. In the event of (a) a dissolution or liquidation of the Company, (b) a merger, acquisition consolidation, reorganization or other transaction or series of related transactions in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly owned subsidiary, a reincorporation of the Company in a different jurisdiction, or a merger, acquisition consolidation, reorganization or other transaction or series of related transactions in which the shares of capital stock of the Company outstanding immediately prior to such merger, acquisition consolidation, reorganization or other transaction or series of related transactions continue to represent, or are converted or exchanged for shares of capital stock which represent, immediately following such merger, acquisition consolidation, reorganization or other transaction or series of related transactions at least a majority, by voting power, of the capital stock of the surviving or resulting corporation), (c) a merger, acquisition consolidation, reorganization or other transaction or series of related transactions in which the Company is the surviving corporation but after which the shares of capital stock of the Company outstanding immediately prior to such merger, acquisition consolidation, reorganization or other transaction or series of related transactions no longer represent, or are converted or exchanged for shares of capital stock which no longer represent, at least a majority, by voting power, of the capital stock of the Company or (d) the sale of all or substantially all of the assets of the Company, any or all outstanding Options may be assumed, converted or replaced by the successor or acquiring corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor or acquiring corporation may substitute equivalent Options or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Options). In the event such successor or acquiring corporation (if any) does not assume or substitute Options, as provided above, pursuant to a transaction described in this Section 16.1, then notwithstanding any other provision in this Plan to the contrary, the vesting of such Options will accelerate and the Options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate in accordance with the provisions of this Plan.
          16.2 Other Treatment of Options. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 16, in the event of the occurrence of any transaction described in Section 16.1 hereof, any outstanding

Options will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation or sale of assets.
          16.3 Assumption of Options by the Company. The Company, from time to time, also may substitute or assume outstanding options granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Option under this Plan in substitution of such other company’s option, or (b) assuming such option as if it had been granted under this Plan if the terms of such assumed option could be applied to an Option granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed option would have been eligible to be granted an Option under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an option granted by another company, the terms and conditions of such option will remain unchanged (except that the exercise price and the number and nature of shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.
          16.4 Adjustment of Shares. In the event that the number of the Company’s outstanding shares of Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or other similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan and (b) the Exercise Prices of and number of Shares subject to outstanding Options, will be proportionately adjusted by the Committee, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be paid in cash at the Fair Market Value of such fraction of a Share or will be rounded down to the nearest whole Share, as determined by the Committee in its discretion. The Board or the Committee shall give notice of any adjustments to each Participant granted an Option under this Plan, and such adjustments shall be effective and binding on all Participants. If because of one or more recapitalizations, reorganizations or other corporate events, the holders of outstanding Shares receive something other than Shares, then upon exercise of an Option, the Participant will receive what the holder would have owned if the holder had exercised the Option immediately before the first such corporate event and not disposed of anything the holder received as a result of the corporate event.
     17. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date that it is adopted by the Board (the “EFFECTIVE DATE”). Upon the Effective Date, the Board may grant Options pursuant to this Plan.

     18. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the Effective Date. This Plan and all agreements hereunder shall be governed by and construed in accordance with the laws of the State of Nevada.
     19. AMENDMENT OR TERMINATION OF PLAN. Subject to Section 5.8 hereof, the Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Stock Option Agreement or instrument to be executed pursuant to this Plan. However, no such action may prejudice the rights of any Participant who has prior thereto been granted Options under this Plan.
     20. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options or any other equity awards outside of this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
     21. COMPLIANCE WITH RULE 16B-3. This Plan is intended to comply in all respects with Rule 16b-3 with respect to Participants who are subject to Section 16 of the Exchange Act, and at any time that the Company is a reporting company pursuant to Section 13 or 15(d) of the Exchange Act, any provision(s) herein that is/are contrary to Rule 16b-3 shall be deemed null and void to the extent appropriate by either the Committee or the Board. If, with respect to Participants who are subject to Section 16 of the Exchange Act, an exemption from Section 16(b) of the Exchange Act is not otherwise available under Exchange Act Rule 16b-3(d)(1) or (2), then Shares purchased upon exercise of an Option granted to such Participant may not be sold before at least six months have elapsed from the date the Option was granted.
     22. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:
“BOARD” means the Board of Directors of the Company.
“CAUSE” means Termination because of (i) any willful material violation by the Participant of any law or regulation applicable to the business of the Company or a Parent or Subsidiary of the Company, (ii) the Participant’s conviction for or guilty plea to, a felony or a crime involving moral turpitude or any willful perpetration by the Participant of a common law fraud, (iii) the Participant’s commission of an act of personal dishonesty which involves a personal profit in connection with the Company or any other entity having a business relationship with the Company, (iv) any material breach by the Participant of any material provision of any agreement or understanding between the Company or a Parent or Subsidiary of the Company and the Participant regarding the terms of the Participant’s service as an employee, director or consultant to the Company or a Parent or Subsidiary of the Company, including without limitation, the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an employee, director or consultant of the Company or a Parent or Subsidiary of the Company, other than as a result of having a Disability, or a breach of any applicable invention assignment and confidentiality agreement, non-competition agreement or similar agreement between the Company or a Parent or Subsidiary of the Company and the Participant, (v) Participant’s intentional disregard of the policies of the Company or a Parent or Subsidiary of the Company so as to cause loss, damage or injury to the property, reputation or employees of the Company or a Parent or Subsidiary of the Company, or (vi) any other misconduct by the Participant which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or a Parent or Subsidiary of the Company.
“CODE” means the Internal Revenue Code of 1986, as amended, or any successor thereto, together with rules, regulations and interpretations promulgated thereunder.
“COMMITTEE” means the Compensation Committee of the Board or another committee of the Board specifically appointed by the Board to administer this Plan. Any such Committee appointed by the Board specifically to administer this Plan shall consist of not less than two members and shall consist solely of non-employee directors. If neither the Compensation Committee nor a separate Plan committee is appointed, the Board shall act as the Committee.
“COMPANY” means Hartville Group, Inc., a Nevada corporation.
“DISABILITY” means a total and permanent disability as defined in Section 22(e)(3) of the Code.
“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended.
“EXERCISE PRICE” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.
“FAIR MARKET VALUE” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a) if such shares of Common Stock are then quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on the business day immediately preceding the date of determination;
(b) if such shares of Common Stock are publicly traded and are then listed on a national securities exchange, its closing price on the business day immediately preceding the date of determination on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading;
(c) if such shares of Common Stock are publicly traded but are not quoted on the NASDAQ National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and ask prices on the business day immediately preceding the date of determination as reported by National Association of Securities Dealers, Inc. (or, if not so reported, as otherwise reported by any newspaper or other source as the Board may determine); or
(d) if none of the foregoing is applicable, by the Committee in good faith after reasonable investigation.
“OPTION” means an award of an option to purchase Shares, which is not intended to qualify as an incentive stock option under Section 422 of the Code, pursuant to Section 5 hereof.
“PARENT” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
“PARTICIPANT” means a person who receives an Option under this Plan.
“PLAN” means this 2006 Stock Option Plan, as amended from time to time.
“RULE 16B-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act.
“SEC” means the Securities and Exchange Commission.
“SECURITIES ACT” means the Securities Act of 1933, as amended.
“SHARES” means the shares of Common Stock of the Company, $0.001 par value per share, reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 16 hereof, and any successor security.

“SUBSIDIARY” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
“TERMINATION” or “TERMINATED” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company. A Participant will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days, unless reinstatement upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated in writing. In the case of any Participant on (i) sick leave, (ii) military leave or (iii) an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Option while the Participant is on leave from the Company or a Parent or Subsidiary of the Company as the Committee may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Stock Option Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “TERMINATION DATE”).
     23. PLAN IS UNFUNDED. Insofar as it provides for the grant of Options, the Plan shall be unfunded. Any liability of the Company to any Participant with respect to a grant of Options shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board shall be required to give any security or bond for the performance of any obligation which may be created by this Plan.
     24. APPROVALS. This Plan was adopted by the Board on February 10, 2006.